UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 17, 2007
Answers Corporation

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855

(Commission File Number)	(IRS Employer Identification No.)
237 West 35th Street
Suite 1101
New York, NY 10001

(Address of Principal Executive Offices)
+972-2-649-5000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Exhibits
SIGNATURES
EX-99.1: TRANSCRIPT OF Q&A SESSION

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
On July 17, 2007, Answers Corporation held a conference call to discuss the proposed acquisition of Lexico Publishing Group, LLC. Following management’s prepared remarks, a Q&A session commenced. A transcript of the Q&A session is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 7.01. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in the transcript of the Q&A session. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 9.01 Exhibits

Exhibit Number	Description

99.1	Transcript of Q&A session of July 17, 2007 Conference Call

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION
By:	/s/ Steven Steinberg
Steven Steinberg
Chief Financial Officer
Dated: July 18, 2007